Ramius Event Driven Equity Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated May 16, 2014
to the Prospectus dated September 30, 2013, the Summary Prospectus dated
October 2, 2013, and to the Statement of Additional Information (“SAI”) dated
September 30, 2013

The following information replaces the information which appears in the legend of the cover page in the Prospectus:

The Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The following replaces the “CFTC Regulation Risk” in the sections entitled “SUMMARY SECTION - Principal Risks” and “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS - Principal Risks” in the Prospectus and the section entitled “Principal Risks” in the Summary Prospectus:

Commodities Futures Trading Commission (“CFTC”) and Regulation Risk.  The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments.  In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators.  These regulators are continuing to implement regulations under the Dodd-Frank Act, certain swap agreements must be cleared through a clearinghouse and traded on an exchange or swap execution facility.  Other major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments.  Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (the “NFA”), with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

The following is added to the section entitled “YOUR ACCOUNT WITH THE FUND - Share Price” in the Prospectus:

The Fund’s most recent NAVs are available at the Fund’s website, www.ramiusmutualfunds.com.

The following is added to the section entitled “Management of the Fund” in the SAI:

Commodity Exchange Act Registration

The Advisor is registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment advisor to certain funds, including the Fund.  The Advisor relies on Commodities Futures Trading Commission (“CFTC”) Rule 4.12(c)(3) with respect to the Fund, which relieves the Advisor from certain CFTC recordkeeping, reporting and disclosure requirements.

Please file this Supplement with your records.